Exhibit 10.17 NON-QUALIFIED STOCK OPTION AGREEMENT UNDER THE KNOLL, INC. 2018 STOCK INCENTIVE PLAN THIS AGREEMENT (the “Agreement”) is made effective as of the day of, 20__ (the “Grant Date”), between Knoll, Inc., a Delaware corporation (the “Company”), and _____________ (the “Optionee”). Except as otherwise specifically provided herein, capitalized terms used herein shall have the meanings attributed thereto in the Knoll, Inc. 2018 Stock Incentive Plan (the “Plan”). WHEREAS, pursuant to the Plan, the Company desires to grant the Optionee an Option on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows: 1. Grant of Option and Option Term. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Optionee a Nonqualified Stock Option (the “Option”) to purchase from the Company, at a price of $[xx.xx] per share, an aggregate of ______ shares of Stock. The Award Date of the Option is _______, 20__. The term of the Option shall begin on the Award Date and shall end on the __ year anniversary of the Award Date, or such earlier date as set forth in 3 hereof or pursuant to the Plan (the “Option Term”). The Optionee expressly acknowledges receipt of a copy of the Plan and agrees to be bound by all of the provisions of the Plan. 2. Vesting Schedule. Subject to compliance with the terms and conditions set forth herein and in the Plan, the Optionee may exercise the Option during the Option Term to the extent the Option has vested. The Option shall vest pursuant to the following schedule, subject to the Optionee’s Continuous Service through the applicable vesting date:_______________. Section 14.6 of the Plan (or a successor provision) shall apply in the event of a Change in Control, and for purposes of such section, the term “cause” shall have the meaning set forth in Section 3 below. 3. Termination of Continuous Service. A. If, during the Option Term, the Optionee’s Continuous Service is terminated by the Company by reason of the Optionee’s Disability, the Option shall remain exercisable until the earlier of the last day of the Option Term and one year after the date Continuous Service ends, to the extent the Option was vested on the date Continuous Service ends. B. If, during the Option Term, the Optionee’s Continuous Service ends by reason of death, or the Optionee shall die while entitled to exercise any of the Option pursuant to paragraph 3(A) or the second sentence of paragraph 3(C), the executor or administrator of the estate of the Optionee or the person or persons to whom the Option shall have been validly transferred by the executor or administrator pursuant to will or the laws of descent and distribution shall have the right, until the earlier of the last day of the Option Term and one year after the date of death, to exercise the Option to the extent that the Optionee was vested on the date of death. C. If, during the Option Term, the Optionee terminates the Optionee’s Continuous Service for reasons other than death, or Disability, or if the Company terminates the Optionee’s Continuous Service without cause (as hereinafter defined), the Option, to the extent vested on the date Continuous Service ends, shall continue to be exercisable until the earlier of the last day of the Option Term and ninety (90) days after the date Continuous Service ends. D. If, during the Option Term, the Optionee’s Continuous Service is terminated for cause, the Option, whether or not vested, shall be canceled automatically when the Optionee’s Continuous Service ends. For purposes of the Option and Section 14.6 of the Plan (or a successor provision), “cause” shall mean cause as defined in any employment agreement between the Optionee and the Company or any Subsidiary or, in the absence of any such definition, means (i) the substantial and continued failure of the Optionee to perform material duties reasonably required of the Optionee by the Company or any Subsidiary or the Board (it being understood that a failure to attain performance objectives shall not in and of itself be treated as a failure to perform material duties for purpose of this clause (i)) for a period of not less than thirty (30) consecutive days, provided notice in writing from the Company or the Board, as applicable, is given to the Optionee specifying in reasonable detail the circumstances constituting such substantial and continued failure, (ii) conduct by the Optionee substantially disloyal to the Company which conduct is identified in reasonable detail by notice in writing from the Company or the Board, as applicable, and which conduct, if susceptible of cure, is not cured by the Optionee within 30 days of the Optionee’s receipt of such notice, (iii) any act of fraud, embezzlement or misappropriation by the Optionee against the Company or any Subsidiary, (iv) the conviction of the Optionee of a felony (or the equivalent under applicable 1 law) or plea by the Optionee of guilty or “nolo contendere” to the charge of a felony (or equivalent under applicable law), or (v) in the case of a Optionee who is a director of the Company, removal of the Optionee from the Board for cause under applicable law. The definition of “cause” herein shall not modify, amend or otherwise affect the definition of “cause” in any employment or other agreement with the Company or any Subsidiary. E. Automatically and immediately upon expiration of any exercise period described in this Section 3, the Option shall automatically be cancelled together with all of the Optionee’s rights hereunder to the extent not previously exercised. Except as otherwise provided in the Plan, an employment, severance or similar agreement, or as otherwise determined by the Committee, all vesting with respect to the Option shall cease when the Optionee’s Continuous Service ends and the Option, to the extent then unvested, shall automatically and immediately be cancelled together with all of the Optionee’s rights hereunder. 4. Method of Exercising Option. The Option may be exercised in whole or in part, to the extent vested, in accordance with the Plan and such policies and procedures as the Company may prescribe. Payment of the exercise price may be made by any method specified in Section 7.1(d) (or a successor provision) of the Plan, including by way of cashless net-exercise, whereby the Company withholds from the Shares otherwise issuable upon exercise of the Option, that number of Shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price due upon exercise. Notwithstanding anything herein to the contrary, the Company shall not directly or indirectly extend or maintain credit, or arrange for the extension of credit, in the form of a personal loan to or for any director or executive officer of the Company hereunder in violation of Section 402 of the Sarbanes-Oxley Act of 2002. 5. Tax Withholding. The Company or a Subsidiary thereof shall have the right and power to deduct or withhold, or require the Optionee to remit in cash or cash equivalents to the Company or any Subsidiary, all federal, state or local or foreign taxes or other obligations required by law to be withheld with respect thereto with respect to the Option. The Optionee may satisfy all or part of such withholding requirement (provided that such amount, consistent with Accounting Standards Codification 718 as amended from time to time, shall not be in excess of the maximum statutory federal, state and local withholding requirements) by tendering previously-owned Shares or by having the Company withhold Shares that would otherwise be issued upon exercise of the Option. 6. Successors. Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Option may be transferred by will or by the laws of descent and distribution, the word “Optionee” shall be deemed to include such person or persons. 7. Non-Transferability. The Option is not transferable by the Optionee other than by will or the laws of descent and distribution and are exercisable during the Optionee’s lifetime only by Optionee. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option shall terminate and become of no further effect. 8. Non-Qualified Option. The Option is not intended to be incentive stock options within the meaning of Section 422 of the Code. 9. Binding Effect. Subject to Section 7 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto. 10. Rights as Stockholder. The Optionee or a transferee of the Option shall have no rights as a stockholder with respect to any Share covered by the Option until Optionee shall have become the holder of record of such Share, and no adjustment shall be made for ordinary dividends or distributions or other rights in respect of such Share for which the record date is prior to the date upon which Optionee shall become the holder of record thereof. 11. No Right to Continuous Service. The establishment of the Plan and the grant of the Option hereunder shall not be construed as granting to the Optionee the right to Continuous Service, nor shall the Plan or this Agreement be construed as limiting the right of the Company or any Subsidiary to terminate the Optionee’s Continuous Service at any time for any reason whatsoever, with or without cause. 12. No Liability. No member of the Committee or the Board shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or Board nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee, each member of the Board and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan or this Option may be allocated or delegated, against any cost or expense 2

(including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan or this Option unless arising out of such person’s own fraud or bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate of incorporation or by-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. 13. Headings. Headings are for the convenience of the parties and are not deemed to be a part of this Agreement. 14. Plan and Compensation Recoupment Policy. The terms of the Plan, a copy of which is provided with this Agreement, and the Knoll, Inc. Compensation Recoupment Policy (the “Policy) which is made part of this Agreement and incorporated herein by reference. In the event of any conflict between the terms of the Plan and the terms of this Agreement or the Policy, the terms of the Plan shall govern. 15. Nature of Award. In accepting the Option, the Optionee acknowledges and agrees that: A. the Plan is established voluntarily by the Company, it is discretionary in nature, and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement; B. the Award is voluntary and occasional and does not create any contractual or other right to receive future awards of Options, or benefits in lieu of Options, even if Options have been awarded repeatedly in the past; C. all decisions with respect to future awards, if any, will be at the sole discretion of the Company; D. the Optionee’s participation in the Plan is voluntary; E. the Option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or any Subsidiary; F. in the event that the Optionee is not an employee of the Company or any Subsidiary, the Award and the Optionee’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company or any Subsidiary; G. the future value of the underlying Shares is unknown and cannot be predicted with certainty; H. in consideration of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option or Shares acquired upon exercise of the Option, resulting from termination of the Optionee’s Continuous Service (for any reason whatsoever and whether or not in breach of local labor laws) and in consideration of the grant of the Option, the Optionee irrevocably releases the Company and any Subsidiary from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Optionee shall be deemed irrevocably to have waived his or her right to pursue or seek remedy for any such claim or entitlement; I. in the event of termination of the Optionee’s Continuous Service (whether or not in breach of local labor laws), the Optionee’s right to receive Awards under the Plan and to vest in such Awards, if any, will terminate effective as of the date that the Optionee is no longer providing Continuous Services and will not be extended by any notice period mandated under local law (e.g., providing services would not include a period of “garden leave” or similar period pursuant to local law); furthermore, in the event of termination of the Optionee’s Continuous Service (whether or not in breach of local labor laws), the Committee shall have the exclusive discretion to determine when the Optionee is no longer providing Continuous Services for purposes of this Option; J. the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan or the Optionee’s acquisition or sale of the underlying Shares; and K. the Optionee is hereby advised to consult with the Optionee’s own personal tax, legal and financial advisers regarding the Optionee’s participation in the Plan before taking any action related to the Plan. 3

16. Data Privacy. A. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement by and among, as applicable, the Optionee’s employer, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan. B. The Optionee understands that the Company and the Optionee’s employer may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, vested, unvested or outstanding in the Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”). C. The Optionee understands that Data will be transferred to any third party assisting the Company with the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the Optionee’s country, or elsewhere, and that the recipients’ country may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that the Optionee may request a list with the names and addresses of any potential recipients of the Data by contacting the Optionee’s local human resources representative. The Optionee authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that the Optionee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Optionee’s local human resources representative. The Optionee understands, however, that refusal or withdrawal of consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that the Optionee may contact the Optionee’s local human resources representative. 17. Language. If the Optionee has received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control, unless otherwise prescribed by applicable law. 18. Section 409A. To the extent applicable, the provisions of this Agreement shall be interpreted and construed in a manner intended to be exempt from Section 409A of the Internal Revenue Code of 1986, as amended, the regulations issued thereunder (“Section 409A”). The Company makes no representation that the Option will be exempt from Section 409A and makes no undertaking to prevent Section 409A from applying to the Option or to mitigate its effects on any deferrals or payments made in respect of the Option. 19. Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware, United States of America, without reference to the principles of conflicts of law thereof. The parties hereto agree that any action arising out of or relating to this Agreement must be brought in the United States District Court of Delaware. Alternatively, provided only that the United States District Court for Delaware is deemed to lack subject-matter jurisdiction, the parties consent and agree that any such matter provided for in this sub-paragraph shall be brought in Delaware State court. All parties hereto expressly agree and consent to the exclusive jurisdiction of the Delaware courts (i.e., Delaware Federal and Delaware State Courts, respectively). 4

Effective as of the day and year first written above. KNOLL, INC. By: Name: Title: OPTIONEE: Name: 5